Long-term loan	12 Months Ended
Dec. 31, 2020
Long-term loan
Long-term loan
15.	Long-term loan
During the year ended December 31, 2019, the Group entered into a long-term borrowing agreement with the China Merchants Bank, for up to RMB1.6 billion for the construction of the Group’s headquarter building, with a floating interest rate determined based on the
5-year
Loan Prime Rate minus 0.44%. The loan was pledged by the Group’s two land use rights located at Pazhou Guangzhou, which amounted to RMB1.6 billion as of December 31, 2019. In November 2019, the Group drew down RMB64.5 million which was outstanding as of December 31, 2019. The Group early repaid the entire RMB64.5 million during the year ended December 31, 2020, and further drew down RMB 197.9 million during the year ended December 31, 2020, which was early repaid as of December 31, 2020.